Investor Presentation November 2016 Exhibit 99.01

Safe Harbor Statement
This
presentation
contains
forward-looking
statements
within
the
meaning
of
federal
securities
laws.
These
statements
discuss
future
expectations,
contain
projections
of
results
of
operations
or
of
financial
condition
or
state
other
forward-looking
information.
You
can
identify
forward-looking
statements
by
words
such
as
“anticipate,”
“believe,”
“estimate,”
“expect,”
“forecast,”
“project,”
“could,”
“may,”
“should,”
“would,”
“will”
or
other
similar
expressions
that
convey
the
uncertainty
of
future
events
or
outcomes.
These
forward-looking
statements
are
not
guarantees
of
future
performance
and
are
subject
to
risks,
uncertainties
and
other
factors,
some
of
which
are
beyond
the
Partnership’s
control
and
are
difficult
to
predict.
These
statements
are
often
based
upon
various
assumptions,
many
of
which
are
based,
in
turn,
upon
further
assumptions,
including
examination
of
historical
operating
trends
made
by
the
management
of
the
Partnership.
Although
the
Partnership
believes
that
these
assumptions
were
reasonable
when
made,
because
assumptions
are
inherently
subject
to
significant
uncertainties
and
contingencies,
which
are
difficult
or
impossible
to
predict
and
are
beyond
its
control,
the
Partnership
cannot
give
assurance
that
it
will
achieve
or
accomplish
these
expectations,
beliefs
or
intentions.
When
considering
these
forward-looking
statements,
you
should
keep
in
mind
the
risk
factors
and
other
cautionary
statements
contained
in
the
Partnership’s
filings
with
the
SEC,
including
the
Partnership’s
annual
reports
on
Form
10-K
and
quarterly
reports
on
Form
10-Q
available
on
the
Partnership’s
website
at
www.valeroenergypartners.com.
These
risks
could
cause
the
Partnership’s
actual
results
to
differ
materially
from
those
contained
in
any
forward-looking
statement.

Who We Are
Sponsored by World’s Largest
Independent Refiner, VLO
•
VLO is general partner and majority
owner of Valero Energy Partners LP
(NYSE: VLP)
•
$28.6 billion market capitalization
(1)
•
VLP’s assets are integrated with
VLO’s refining system
Fee-Based Master
Limited Partnership
•
Formed in 2013 by Valero Energy
Corporation (NYSE: VLO)
•
Owner and operator of
liquids-focused logistics assets
•
Revenues are 100% fee-based
•
$2.7 billion market capitalization
(1)
(1)
As of November 10, 2016. VLP at $39.95 per unit and VLO at $62.96 per share.

Current Macro Environment
Abundant global supply of crude oil
and natural gas
Forecasted world GDP growth
Product shortages in Latin America,
Africa and Eastern Canada
Demand response to lower
product prices
SUPPLY
DEMAND
North American logistics build out
added efficiency and removed
mid-continent bottlenecks
2
Macro environment themes represent industry consultant views.
Positive outlook on fundamentals for Valero and refining should drive higher utilization of VLP assets.
1
3
4
5

Our Strategic Vision
Generate Stable,
Predictable Cash Flows
•
Maintain safe and reliable
operations
•
Avoid direct exposure to
commodity price risks
•
Protect revenues with
minimum volume commitments
(MVCs) and 10 year
agreements
Maintain Top-Tier Growth Profile and
Demonstrate Financial Discipline
•
Targeting annual distribution growth of 25%
through 2017 and at least 20% for 2018
Financial flexibility to fund growth in distribution and distributable cash flow with 2.0x coverage ratio and 3.1x debt/EBITDA ratio
(1)
Approximately $1 billion of MLP-eligible EBITDA available at VLO for drop down transactions
•
Targeting organic growth opportunities and logistics
deals that support VLO’s core business or that
provide third party revenue
•
Maintain strong balance sheet and healthy
distribution coverage
•
Target investment grade credit rating
(1)
Coverage and debt/EBITDA ratios as of nine months ended Sep 30, 2016.  Debt/EBITDA ratio calculated in accordance with debt covenants.  See page 19 for non-GAAP disclosures.

VALERO ENERGY PARTNERS LP
VLP Headquarters
VLP Refined Products Terminal
VLP Crude Oil Terminal
VLP Crude Oil and Products Terminal
VLP Refined Products Pipeline
VLP Crude Oil Pipeline
Valero Refinery
McKee Logistics System
McKee Terminal
Perryton
Piper
El Paso Pipeline
SFPP Pipeline Connection
El Paso Terminal and Truck Rack
Memphis Logistics System
West Memphis Terminal
Shorthorn Lateral Pipeline
Memphis Airport Jet Pipeline
FedEx Lateral Pipeline
Shorthorn Pipeline
Memphis Refinery
Collierville Pipeline
Collierville Terminal
Wynnewood Products System
Wynnewood Station
Ardmore Refinery
OK
AR
MS
TN
Port Arthur Logistics System
Lucas Terminal
Nederland Pipeline
Lucas Pipeline
12-10 Pipeline
El Vista Terminal
PAPS Terminal
Port Arthur Products Pipelines
Port Arthur Refinery
Three Rivers Crude System
Three Rivers Truck Haul
Three Rivers Terminal
Corpus Christi Terminals
Houston Terminal
St. Charles Terminal
Meraux Terminal

VALERO ENERGY PARTNERS LP

Growth-Oriented Logistics MLP with Diversified
Portfolio
(2)
, Integrated with VLO’s Refining Assets
(1)
Total consideration value.
(2)
Portfolio assets as of Sep 30, 2016.
Texas Crude Systems
McKee,
Three Rivers, Wynnewood
July 1, 2014 -
$154 mm
(1)
Houston and St. Charles Terminals
March 1, 2015 -
$671 mm
(1)
Corpus Christi Terminals
October 1, 2015  -
$465
mm
(1)
IPO assets
Drop
downs
McKee Terminal
April 1, 2016  -
$240
mm
(1)
1
2
3
4
Meraux
and Three Rivers
Terminals
September 1, 2016  -
$325
mm
(1)
5

Meraux and Three Rivers Terminals
(1)
See page 19 for non-GAAP reconciliations.
Meraux and Three Rivers Terminals (9-1-16)
•
86 tanks with 6.2 million barrels of crude oil, intermediates, and products storage capacity
•
Total transaction value of $325 million financed with
$210 million revolver borrowings, $66 million cash, and $49 million equity issued to VLO
•
Estimated
first
12
months
EBITDA
contribution
of
$38.6
million
(1)
•
Long term contract with MVC that protects 85% of expected revenues for 2016

Long Term Agreements Provide Stable
and Predictable Cash Flows
•
Transportation and terminal services
agreements have 10 year initial
terms and five year renewal terms
(1)
Approximately 85% of revenues
supported by MVC’s
•
No direct commodity price exposure
(1)
Memphis refinery truck rack is exception, without renewal term.
Terminals
Revenue
(Nine months ended September 30, 2016)
78%
Pipelines
22%

Approximately $1 Billion of Estimated MLP Eligible
EBITDA
(2)(3)
Inventory at VLO
Racks, Terminals,
and Storage
(1)
•
Over 70 million
barrels of active
shell capacity for
crude oil and
products
•
139 truck rack bays
Rail
•
5,250 purchased
railcars, expected
to serve long-term
needs of ethanol,
asphalt, aromatics,
and other products
Pipelines
(1)
•
Over 1,200 miles of
active pipelines
•
440-mile Diamond
Pipeline from
Cushing to
Memphis expected
to start up in 4Q17
Marine
(1)
•
51 docks
•
Two Panamax
class vessels (joint
venture)
Wholesale Fuels
Marketing
•
Approximately
800 MBPD fuels
distribution volume
(1)
Includes assets that have other joint venture or minority interests.
(2)
We are unable to provide a reconciliation of the above forward-looking estimate of non-GAAP EBITDA because certain information needed to make a reasonable forward-looking estimate is
difficult
to
estimate
and
dependent
on
future
events
which
may
be
uncertain
or
outside
of
our
control,
including
with
respect
to
unknown
financing
terms,
acquisition
timing,
unanticipated
acquisition
costs,
negotiation
of
acquisition
terms,
and
other
potential
variables.
Accordingly,
a
reconciliation
is
not
available
without
unreasonable
effort.
(3)
Estimated MLP eligible EBITDA inventory as of September 30, 2016.

$0.2125
$0.3850
4Q13*
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16

$2.6
$61.8
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16

VALERO ENERGY PARTNERS LP

•
Grow VLP primarily through drop downs from VLO
•
Target organic growth opportunities and logistics
deals strategic to VLO’s core business or that
provide third party revenue
•
Grow annual distributions at target rates of 25%
through 2017 and at least 20% for 2018
•
Target investment grade credit rating
Executing from a Position of Fundamental Strength
Strategy
* This
is
the
minimum
quarterly
distribution
(MQD).
The
actual
distribution
was
smaller
as
it
was
prorated
for
the
period
of
December
16
–
31.
(1)
As of September 30, 2016.
•
81% increase in quarterly cash distribution over MQD
•
$1.9 billion of drop down transactions completed
•
Grew annualized EBITDA attributable to Partnership
by more than 2,500% to $265 million
(1)
•
4.25 million common unit follow-on equity offering
completed in November 2015
•
ATM program established in September 2016
Accomplishments since IPO
Distributable Cash Flow
(millions)
Distribution per LP Unit

Appendix Contents
Topic
Pages
Organizational Structure
12
VLP’s Acquisitions
13 –
15
VLP’s Financial
Flexibility for Funding Growth
16
Valero’s Refining
and Ethanol Assets
17
Valero’s Investment in Diamond Pipeline
18
Non-GAAP
Reconciliations
19 –
22
IR
Contacts
23

Organizational Structure
(1)
Valero Energy Corporation
(NYSE: VLO)
A wholly
owned subsidiary of Valero Energy
Corporation
Common Units
Valero Energy Partners GP LLC
(our General Partner)
General Partner Units
Incentive Distribution Rights
Valero Energy Partners LP
(NYSE: VLP)
(the Partnership)
Valero Partners Operating Co. LLC
Operating Subsidiaries
66.6% limited partner interest
100.0% ownership interest
100.0% ownership interest
2.0% general partner interest
Public
Unitholders
Common Units
100.0% ownership interest
31.4% public interest
100.0% ownership interest
(1)
As of November 3, 2016.

IPO Assets and Texas Crude Systems Business
Texas Crude Systems Business (7-1-14)
•
Pipelines, truck unloading sites, and storage
supporting VLO’s McKee, Three Rivers, and
Ardmore refineries
McKee system includes 72 MBPD of throughput
capacity and 240,000 barrels of storage for crude oil
Three Rivers system includes 11 truck unloading
sites and three 110 MBPD crude oil pipelines
Wynnewood system includes 90 MBPD of
throughput capacity and 180,000 barrels of storage
for products
•
Assets contributing as expected
IPO Assets (12-16-13)
•
Port Arthur systems
Lucas crude with 1.9 million barrels of storage and two
crude oil pipelines
Port Arthur products with 2.0 million barrels of storage and three products pipelines
•
McKee products
33    % undivided interest in El Paso pipeline and terminal
Allocable capacities of 21 MBPD for pipeline and
169,000 barrels for storage
•
Memphis systems
Collierville crude with 1.3 million barrels storage and
210 MBPD pipeline
Memphis products with two pipelines, refinery truck rack,
and West Memphis terminal (1.1 million barrels storage)
•
Assets contributing as expected

Houston, St. Charles, and Corpus Christi Terminals
Corpus Christi (10-1-15)
•
Crude oil, intermediates, and refined products
terminaling services supporting VLO’s Corpus
Christi East and West refineries
10.1 million barrels of storage on Corpus Christi
ship channel
•
Assets contributing as expected
Houston and St. Charles (3-1-15)
•
Crude oil, intermediates, and refined products
terminaling services supporting VLO’s Houston
and St. Charles refineries
3.6 million barrels of storage on Houston ship
channel
10 million barrels of storage on Mississippi River
•
Assets contributing as expected

McKee Terminal
McKee Terminal (4-1-16)
•
75 tanks with 4.4 million barrels of crude oil, intermediates, and products storage capacity
•
Total transaction value of $240 million financed with
$139 million revolver borrowings, $65 million cash, and $36 million equity issued to VLO
•
Assets contributing as expected

•
Retained distributable cash flow (DCF)
Strong coverage allows for distribution growth without acquisitions through 2017
Acquisitions to-date funded with approximately $135 MM of internally generated cash
•
Sponsor support
$555 MM of subordinated loans
$255 MM of equity issued
•
Debt and equity markets
ATM program, $343 MM of capacity remains
Private placement, as well as public offerings, could be considered
VLP’s Strong Financial Position Provides
Flexibility for Growth
Flexible Funding Options for Growth

UNITED KINGDOM
IRELAND
PEMBROKE
CANADA
UNITED STATES
JEAN GAULIN
(QUEBEC)
HARTLEY
ALBERT CITY
ALBION
FORT DODGE
AURORA
WELCOME
CHARLES CITY
JEFFERSON
BLOOMINGBURG
LINDEN
MOUNT VERNON
MEMPHIS
BENICIA
WILMINGTON
MCKEE
ARDMORE
SAN ANTONIO
THREE RIVERS
BILL GREEHEY
(CORPUS CHRISTI EAST AND WEST)
TEXAS CITY
HOUSTON
PORT ARTHUR
ST. CHARLES
MERAUX
WHOLESALE MARKETING PRESENCE
BRANDED WHOLESALE PRESENCE
VALERO REFINERIES
VALERO ETHANOL PLANTS
VALERO HEADQUARTERS
DIAMOND GREEN DIESEL

VALERO ENERGY PARTNERS LP

17 Valero’s Refining and Ethanol Assets

# Planned Diamond Pipeline Route

DIAMOND
PIPELINE LLC

CUSHING
Tulsa
Broken Arrow
Springdale
Fayetteville
Fort Smith
Jonesboro
Memphis
Oklahoma
Oklahoma City
Norman
Flower Mound
Denton
Frisco

VALERO
ENERGY PARTNERS LP

Valero’s Investment in Diamond Pipeline
Diamond Pipeline
•
440 miles of 20-inch pipe (200 MBPD capacity) connecting Memphis to Cushing
•
Received permits required to begin construction; project is on track for completion in 4Q17
•
Provides supply flexibility and ability to improve crude oil blend quality
•
Approximately $925 MM total project cost
VLO exercised option in Dec 2015 to acquire 50% interest; over $200 MM spent through Sep 30, 2016
VLP expected to generate 12% pre-tax IRR if VLO’s interest in pipeline is acquired

Non-GAAP Disclosures:  EBITDA, Distributable Cash
Flow, Distribution Coverage, and Debt-to-EBITDA
VLP defines EBITDA as net income before income tax expense, interest expense, and depreciation expense. VLP defines distributable cash flow as EBITDA less (i) EBITDA attributable to its Predecessor and cash payments during the period for interest, income taxes, and maintenance capital expenditures; plus (ii) adjustments related to minimum throughput commitments, capital projects prefunded by Valero, and certain other items. VLP defines coverage ratio as the ratio of distributable cash flow to the total distribution declared.
EBITDA, distributable cash flow, and coverage ratio are supplemental financial measures that are not defined under
GAAP. They may be used by management and external users of our financial statements, such as industry analysts, investors, lenders, and rating agencies, to:
•
describe VLP’s expectation of forecasted earnings;
•
assess VLP’s operating performance as compared to other publicly traded limited partnerships in the transportation and logistics industry, without regard to historical cost basis or, in the case of EBITDA, financing methods;
•
assess the ability of VLP’s business to generate sufficient cash to support its decision to make distributions to its unitholders;
•
assess VLP’s ability to incur and service debt and fund capital expenditures; and
•
assess the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.
VLP believes that the presentation of EBITDA provides useful information to investors in assessing its financial condition and results of operations. The GAAP measures most directly comparable to EBITDA are net income and net cash provided by operating activities. EBITDA should not be considered an alternative to net income or net cash provided by operating activities presented in accordance with GAAP. EBITDA has important limitations as an analytical tool because it excludes some, but not all, items that affect net income or net cash provided by operating activities. EBITDA should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Additionally, because
EBITDA may be defined differently by other companies in our industry, VLP’s definition of EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.

Non-GAAP Disclosures:  EBITDA, Distributable Cash
Flow, Distribution Coverage, and Debt-to-EBITDA
VALERO ENERGY PARTNERS LP
RECONCILIATION OF FORECASTED NET INCOME UNDER GAAP TO EBITDA
(Unaudited, in Thousands)
Full Year Beginning April 1, 2016
McKee Terminal Services Business
Full Year Beginning September 1, 2016
Meraux and Three Rivers Terminal
Services Business
Forecasted net income
$
20,300
$
27,200
Add:  Forecasted depreciation expense
3,400
2,600
Add:  Forecasted interest expense
4,500
8,600
Add:  Forecasted income tax expense
100
200
Forecasted EBITDA
$
28,300
$
38,600
VLP uses distributable cash flow to measure whether it has generated from its operations, or “earned,” an amount of cash sufficient to support the payment of the minimum quarterly distributions. VLP’s partnership agreement contains the concept of “operating surplus” to determine whether VLP’s operations are generating sufficient cash to support the distributions that it is paying, as opposed to returning capital to VLP’s partners. Because operating surplus is a cumulative concept (measured from VLP’s IPO date and compared to cumulative distributions from the IPO date), VLP uses the term distributable cash flow to approximate operating surplus on a quarterly or annual, rather than a cumulative, basis. As a result, distributable cash flow is not necessarily indicative of the actual cash VLP has on hand to distribute or that it is required to distribute.
VLP uses the distribution coverage ratio to reflect the relationship between its distributable cash flow and the total distribution declared.
The debt-to-EBITDA ratio as defined in accordance with VLP’s debt covenants is the total debt and capital lease obligations divided by adjusted pro forma EBITDA for the trailing 12 month period. VLP believes that the presentation of net debt-to-EBITDA provides useful information to investors to assess its ability to incur and service debt.

Non-GAAP Disclosures:  EBITDA, Distributable Cash
Flow, Distribution Coverage, and Debt-to-EBITDA
VALERO ENERGY PARTNERS
LP
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS REPORTED UNDER U.S. GAAP
(Unaudited, in
Thousands, Except Ratio Amount)
Reconciliation of net income to EBITDA and distributable cash flow:
Nine Months Ended
September 30, 2016
Net income
$
129,032
Plus:  Depreciation
expense
34,652
Plus:
Interest and debt expense, net of capitalized interest
9,582
Plus:  Income tax expense
780
EBITDA
174,046
Less:  EBITDA attributable to Predecessor
(11,492)
EBITDA attributable to Partnership
185,538
Plus:  Adjustments
related to minimum throughput commitments
1,100
Less:  Cash interest paid
8,688
Less:  Income taxes paid
496
Less:
Maintenance capital expenditures
5,759
Distributable
cash flow
$
171,695
Total distribution declared
$
86,695
Distribution coverage ratio:
distributable cash flow divided by total distribution declared
2.0x

Non-GAAP Disclosures:  EBITDA, Distributable Cash
Flow, Distribution Coverage, and Debt-to-EBITDA
VALERO ENERGY PARTNERS LP
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS REPORTED UNDER U.S. GAAP
(Unaudited, in
Thousands, Except Ratio Amount)
September 30, 2016
Numerator:
Total debt and capital lease obligations
$
894,057
Nine Months
Ended
September 30, 2015
Year Ended
December 31, 2015
Nine Months Ended
September 30, 2016
Denominator:
Net income
$
34,517
$
71,312
$
129,032
Plus:  Depreciation expense
34,702
45,678
34,652
Plus:
Interest and debt expense, net of capitalized interest
3,365
6,113
9,582
Plus:  Income tax expense (benefit)
(62)
251
780
EBITDA
72,522
123,354
174,046
Less:  EBITDA attributable to Predecessor
(41,605)
(47,652)
(11,492)
EBITDA attributable to Partnership
$
114,127
$
171,006
$
185,538
12 Months Ended
September 30, 2016
EBITDA attributable to Partnership for 12 months ended Sep
30, 2016:
Sum of EBITDA for nine months ended Sep 30, 2016 and year ended
December 31, 2015 less EBITDA for nine months ended Sep 30, 2015
$
242,417
Pro forma EBITDA adjustments:
Plus:  Apr 1, 2015
–
McKee Terminal Services ($28,300 x 6/12 months)
14,150
Plus:  Sep
1, 2015
–
Meraux and Three Rivers Terminal Services
($38,600 x 11/12 months)
35,383
Adjusted
pro forma EBITDA
$
291,950
Debt-to-EBITDA ratio
($894,057/ $291,950):
3.1

IR Contacts
For more information, please contact:
John Locke
Vice President, Investor Relations
210.345.3077
john.locke@valero.com
Karen Ngo
Manager, Investor Relations
210.345.4574
karen.ngo@valero.com